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               SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549



                            FORM 8-K



                         CURRENT REPORT



             Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934



        Date of Report (date of earliest event reported)
                         August 25, 1998




                      PERMANENT BANCORP, INC.
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      (Exact name of registrant as specified in its charter)




  Delaware                    0-23370               35-1908797
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(State or other            (Commission            (IRS Employer
 jurisdiction of             File No.)            Identification
 incorporation)                                      Number)



101 Southeast Third Street, Evansville, Indiana           47708
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(Address of principal executive offices)               (Zip Code)



Registrant's telephone number, including area code: (812) 428-6800
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                               N/A
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 (Former name or former address, if changed since last Report)



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Item  5.  Other Events
----------------------

         On August 26 1998, Permanent Bancorp, Inc. (the "Company") purchased all 302,100 shares of its common stock held by LaSalle Financial Partners, L.P. ("LaSalle"). The purchase was made pursuant to a Standstill Agreement dated August 25, 1998 between the Company, LaSalle and certain persons and entities affiliated with LaSalle. The purchase of the stock was funded by a loan from another institution.

         A copy of the Standstill Agreement is attached hereto as Exhibit 99.1 and incorporated herein by reference. A copy of the press release issued by the Company announcing the stock purchase is attached hereto as Exhibit 99.2 and incorporated herein by reference.


Item 7.   Financial Statements and Exhibits
-------------------------------------------

         (c)      Exhibits.

         The Exhibits listed on the accompanying Exhibit Index are filed as part of this Report and are incorporated herein by reference.




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                                SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   PERMANENT BANCORP, INC.

Date: August 28, 1998              By:/s/ Donald P. Weinzapfel
      ---------------                 ------------------------
                                      Donald P. Weinzapfel
                                      Chairman, President and
                                       Chief Executive Officer



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                           INDEX TO EXHIBITS


Exhibit
No.                                 Description of Exhibit
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99.1      Standstill Agreement dated August 25, 1998

99.2      Press Release dated August 26, 1998